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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date Of Earliest Event Reported): DECEMBER 2, 2005

                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-9645                 74-1787539
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

           200 EAST BASSE ROAD                       78209
           SAN ANTONIO, TEXAS                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (210) 822-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         A copy of the press release relating to our announcement of the record date and expected distribution date for the spin-off of our wholly-owned subsidiary CCE Spinco, Inc. is attached to this Current Report on Form 8-K as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1  Press release dated December 2, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 2, 2005

                                  CLEAR CHANNEL COMMUNICATIONS, INC.

                                  By:         /s/ Herbert W. Hill, Jr.
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                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer


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                                 EXHIBIT INDEX

(c) Exhibits.

         99.1  Press release dated December 2, 2005.